Exhibit 10.5

WAIVER AND CONSENT AGREEMENT

This WAIVER AND CONSENT AGREEMENT (this “Agreement”) is made and entered into as of June 28, 2017 by and between Inpixon (f/k/a Sysorex Global) (the “Company”), and the purchaser identified on the signature page hereto (the “Purchaser”). Capitalized terms used herein but not herein defined shall have the respective meanings ascribed thereto in that certain securities purchase agreement (the “December 2016 SPA”) dated as of December 12, 2016 by and among the Company, the Purchaser and other purchasers party thereto (the “Other Purchasers”). The Company and the Purchaser are sometimes referred to in this Agreement singularly as a “party” and collectively as the “parties”.

RECITALS

WHEREAS, Section 4.12(b) of the December 2016 SPA, referred to herein as the “Variable Rate Transaction Prohibition,” states in pertinent part:

“From the date hereof until such time as no Purchaser holds any of the Warrants, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.”

WHEREAS, the Company has filed a Registration Statement with the Securities and Exchange Commission, as may be amended (File No. 333-218173) (the “Registration Statement”) in connection with an offering of the Company’s securities (the “Offering”); and

WHEREAS, in connection with the Offering, the Company will issue warrants (the “Offering Warrants”) which may contain a price protection provision to adjust the exercise price of such Offering Warrants if, subject to certain exempt issuances, the Company issues securities pursuant to which the holder of such securities may acquire shares of Common Stock at a price per share that is lower than the exercise price of the Offering Warrants (the “Price Protection”).

WHEREAS, in consideration for the waiver and consent set forth in Section 1 below, the parties agree to amend the warrants (the “December 2016 Warrants”) issued pursuant to the December 2016 SPA as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants of the parties as hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1. Waiver and Consent.

(a) The Purchasers hereby waive the Variable Rate Transaction Prohibition solely in connection with the issuance of the Offering Warrants with a Price Protection provision upon the closing of the Offering.

(b) This Agreement is a one-time waiver and limited to the matters expressly waived herein and should not be construed as an indication that the Purchasers would be willing to agree to any future modifications to or waiver of any of the terms of the December 2016 SPA. Except as expressly set forth above, the terms and conditions of the December 2016 SPA shall remain in full force and effect and each of the Company and the Purchasers reserves all rights with respect to any other matters and remedies.

2. Amendment to Warrant. (a) Section 2(b) of the December 2016 Warrants is hereby amended and restated by deleting the exiting provision and replacing it in its entirety as follows:

“(b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall equal the Exercise Price (as defined in the Warrant Agency Agreement governing the warrants (the “Offering Warrants”) to be issued pursuant to that certain Registration Statement with the Securities and Exchange Commission, as may be amended (File No. 333-218173) in connection with an offering of the Company’s securities), subject to adjustment hereunder (the “Exercise Price”).”

(b) The December 2016 Warrant is hereby amended by adding the following provision as a new Section 3(g):

“(g) Adjustment to Exercise Price Upon Issuance of Common Stock. From the date hereof until the date on which no Warrants remain outstanding and except in the case of an event described in Section 3(a), if the Company shall issue or sell any Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, then, immediately upon such issue or sale, the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) shall be reduced (and in no event increased) to an Exercise Price equal to the lowest price per share at which any such share of Common Stock has been issued or sold (or is deemed to have been issued or sold); provided, that the Exercise Price shall not be less than $0.50. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 4.5 in respect of an Exempt Issuance. For purposes of this Section 3(g), “Exempt Issuance” means the issuance of (a) shares of Common Stock, options or other equity-based awards to employees, consultants, officers or directors of the Company pursuant to any agreement or stock or option plan duly adopted for such purpose, by a majority of the members of the Board of Directors, or a committee of the Board of Directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (d) securities issued in connection with a loan from a commercial bank or other credit facility.”

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3. Miscellaneous.

(a) This Agreement contains the entire agreement of the Company and the Purchasers with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters. This Agreement shall inure to the benefit of and be binding upon the Company and the Purchasers and their respective successors and permitted assigns. This Agreement may not be amended, modified or supplemented, and no provision of this Agreement may be waived, other than by a written instrument duly executed and delivered by a duly authorized officer of each party hereto.

(b) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of this Agreement, the prevailing party in such Action or Proceeding shall be expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

(c) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(d) The Company shall file a Current Report on Form 8-K with the Securities and Exchange Commission (the “Public Disclosure”) disclosing the existence of this Agreement and the Other Agreements (as defined below). From and after the Public Disclosure, the Purchaser not shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents that is not disclosed in the Public Disclosure. In addition, effective upon the filing of the Public Disclosure, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Purchaser or any of its affiliates, on the other hand, shall terminate. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, affiliates, employees and agents, not to, provide the Purchaser with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the Purchaser. To the extent that the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates employees or agents delivers any material, non-public information to the Purchaser without the Purchaser’s consent, the Company hereby covenants and agrees that the Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents not to trade on the basis of, such material, non-public information. The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting transactions in securities of the Company.

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(e) The obligations of the Purchaser under this Agreement are several and not joint with the obligations of any Other Purchaser under substantially identical agreements (the “Other Agreements”), and the Purchaser shall not be responsible in any way for the performance of the obligations of any Other Purchaser under any Other Agreement. Nothing contained herein or in any Other Agreement, and no action taken by the Purchaser pursuant hereto, shall be deemed to constitute the Purchaser and Other Purchaser as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchaser and Other Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement and the Company acknowledges that the Purchasers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any Other Agreement. The Company and the Purchaser confirm that the Purchaser has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or, any Other Agreements, and it shall not be necessary for any Other Purchaser to be joined as an additional party in any proceeding for such purpose.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent Agreement to be duly executed on the day and year first above written.

COMPANY:

INPIXON

By:	/s/ Nadir Ali
Name: Nadir Ali
Title: CEO

[SIGNATURE PAGE OF COMPANY TO WAIVER AND CONSENT]

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PURCHASER:

|Purchaser Name]

By:
Name:
Title:

[SIGNATURE PAGE OF PURCHASERS TO WAIVER AND CONSENT]

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